                                                                    Exhibit 10.1

===============================================================================


                                FMC PUERTO RICO

                          SAVINGS AND INVESTMENT PLAN





           (As Amended and Restated Effective as of January 1, 2000)








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                               TABLE OF CONTENTS
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SECTION 1.       ESTABLISHMENT OF THE PLAN.................................................................        1

SECTION 2.       ELIGIBILITY AND PARTICIPATION.............................................................        2
   (a)               Participants..........................................................................        2
   (b)               Suspension of Active Participation....................................................        2
   (c)               Termination of Participation..........................................................        3

SECTION 3.       PRE-TAX CONTRIBUTIONS.....................................................................        4
   (a)               Pre-Tax Contributions.................................................................        4
   (b)               Changing the Rate of Pre-Tax Contributions............................................        4
   (c)               Payroll Deductions....................................................................        5
   (d)               Investment of Pre-Tax Contributions...................................................        5
   (e)               Transfer of Funds.....................................................................        5
   (f)               Rollover Amount From Other Plans......................................................        6
   (g)               After-Tax Contributions...............................................................        6

SECTION 4.       COMPANY CONTRIBUTIONS.....................................................................        9
   (a)               Company Contributions.................................................................        9
   (b)               Allocation of Company Contributions...................................................        9

SECTION 5.       WITHDRAWALS...............................................................................       10
   (a)               Withdrawals from After-Tax Contributions..............................................       10
   (b)               Hardship Withdrawals..................................................................       10
   (c)               Age 59-1/2Withdrawals.................................................................       10
   (d)               Election and Payment of Withdrawals...................................................       11
   (e)               Source of Payment.....................................................................       11
   (f)               Form of Payment and Valuation Date....................................................       11
   (g)               Limitation on Withdrawals.............................................................       11
   (h)               Suspension for Withdrawal.............................................................       11
   (i)               Direct Rollover Option................................................................       12

SECTION 6.       LOANS.....................................................................................       13
   (a)               Terms of Loans........................................................................       13
   (b)               Limitations on Loans..................................................................       13
   (c)               Loan Procedures.......................................................................       13
   (d)               Repayment of Loans....................................................................       14

SECTION 7.       VESTING...................................................................................       15
   (a)               Five-Year Vesting.....................................................................       15
   (b)               Graded Vesting........................................................................       15
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   (c)               Full Vesting...........................................................................       15

SECTION 8.       DISTRIBUTABLE INTERESTS AND FORFEITURES....................................................       17
   (a)               Plan Benefits..........................................................................       17
   (b)               Forfeitures............................................................................       17

SECTION 9.       FORM OF PLAN BENEFIT.......................................................................       19
   (a)               Normal Forms of Distribution...........................................................       19
   (b)               Optional Form of Distribution..........................................................       20
   (c)               Additional Distribution Events.........................................................       21
   (d)               Missing Persons........................................................................       21
   (e)               Payments to Beneficiary................................................................       22
   (f)               Change of Election.....................................................................       23

SECTION 10.      CLAIM PROCEDURE............................................................................       24
   (a)               Application for Benefits...............................................................       24
   (b)               Decision of Administrator..............................................................       24

SECTION 11.      APPEAL PROCEDURE...........................................................................       25
   (a)               The Review Panel.......................................................................       25
   (b)               Requests for a Review..................................................................       25
   (c)               Decision on Review.....................................................................       25
   (d)               Rules and Procedures...................................................................       26
   (e)               Exhaustion of Remedies.................................................................       26

SECTION 12.      FIDUCIARIES................................................................................       27
   (a)               Named Fiduciaries......................................................................       27
   (b)               Employment of Advisers.................................................................       28
   (c)               Multiple Fiduciary Capacities..........................................................       28
   (d)               Payment of Expenses....................................................................       28
   (e)               Indemnification........................................................................       28

SECTION 13.      PLAN ADMINISTRATION........................................................................       30
   (a)           Powers, Duties and Responsibilities of the
                 Administrator and the Committee............................................................       30
   (b)           Investment Powers, Duties and Responsibilities
                 of the Administrator and the Committee.....................................................       31
   (c)                Investment of Accounts................................................................       31
   (d)                Valuation of Accounts.................................................................       32
   (e)                Compensation..........................................................................       33
   (f)                Delegation of Responsibility..........................................................       33
   (g)                Committee Members.....................................................................       33
   (h)                Appointments of Trustee...............................................................       34
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   SECTION 14.   FUNDING OF THE PLAN..........................................................................   35
      (a)             Funding Policy and Method...............................................................   35
      (b)             Public Accountant.......................................................................   35
      (c)             Basis of Payments to the Plan...........................................................   35
      (d)             Basis of Payments from the Plan.........................................................   35
      (e)             Investment of Trust Assets..............................................................   36

   SECTION 15.   PARTICIPANTS' ACCOUNTS.......................................................................   37
   (a)                Participants' Accounts..................................................................   37

   SECTION 16.   AMENDMENT AND TERMINATION OF THE PLAN........................................................   38
      (a)             Future of the Plan......................................................................   38
      (b)             Amendments..............................................................................   38
      (c)             Termination of the Plan.................................................................   38
      (d)             Allocation of Trust Fund Upon Termination...............................................   39

   SECTION 17.   NONDISCRIMINATION REQUIREMENTS...............................................................   40
      (a)             Nondiscrimination Requirements..........................................................   40
      (b)             Nondiscrimination Test for Pre-Tax Contributions........................................   41
      (c)             Leveling Method.........................................................................   43
      (d)             Income Allocable to Excess Deferrals....................................................   43

   SECTION 18.   GENERAL PROVISIONS...........................................................................   47
      (a)             Plan Mergers............................................................................   47
      (b)             No Assignment of Property Rights........................................................   47
      (c)             Beneficiary.............................................................................   47
      (d)             Incapacity..............................................................................   48
      (e)             Employment Rights.......................................................................   48
      (f)             Voting Rights...........................................................................   48
      (g)             Rights on Tender or Exchange Offer......................................................   49
      (h)             Account Statements......................................................................   49
      (i)             Choice of Law...........................................................................   50
      (j)             Participation in the Plan by an Affiliate...............................................   50

   SECTION 19.   DEFINITIONS..................................................................................   51

   SECTION 20.   EXECUTION....................................................................................   59
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                                      iii

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                                FMC PUERTO RICO
                          SAVINGS AND INVESTMENT PLAN


1.   SECTION   ESTABLISHMENT OF THE PLAN.
               -------------------------


     The Plan was established by the Company effective January 1, 1998 as the FMC Puerto Rico Thrift and Stock Purchase Plan for the benefit of its employees in Puerto Rico. The Plan is intended to provide employees of the Company an opportunity for systematic investment, to strengthen the interest of employees in the Company and thereby promote the mutual interests of the Company, its eligible employees and its shareholders, and to provide a measure of financial security for employees and their beneficiaries. The Plan is subject to change to meet applicable rules and regulations of the Puerto Rico Treasury Department and the United States Department of Labor and for such other reasons as the Company may determine. This document is an amendment and restatement of the Plan generally effective as of January 1, 2000 and changes the name of the Plan to the FMC Puerto Rico Savings and Investment Plan.

     The Plan is intended to qualify as a profit-sharing plan containing a cash or deferred arrangement under Sections 1165(a) and (e) of the Code and the trust forming a part hereof is intended to be exempt from taxation under Code Section 1165(a) and, pursuant to Section 1022(i)(1) of ERISA under Section 501(a) of the United States Internal Revenue Code of 1986. Certain capitalized terms in the Plan text are defined in alphabetical order in Section 18.

1.   SECTION ELIGIBILITY AND PARTICIPATION.
             -----------------------------

          (a)  Participants.  Participation in the Plan is voluntary.  An
               ------------
Employee becomes a Participant as of the date the Employee satisfies all of the following requirements: (i) the Employee is an Eligible Employee; (ii) the Employee is either (1) a permanent, full-time Employee, (2) is a permanent, part-time employee eligible for benefits, or (3) has completed at least 1,000 hours of service in a 12-month period beginning on the date on which he or she is first entitled to payment from the Company or an Affiliate of the Company for the performance of duties; (iii) the Employee has filed with the Administrator a form on which the Participant makes a contribution election; and (iv) the Employee's election has become effective according to the uniform and nondiscriminatory rules established by the Administrator. In place of a form, the Administrator may substitute a telephonic or electronic means of enrollment. The Regular Compensation of an Eligible Employee who so elects to participate shall be reduced by an amount equal to the Dollar Limit, but not more than 10% of his Regular Compensation, which reduced amount shall be his "Adjusted Regular Compensation." Such Eligible Employee shall become a Participant as soon as administratively feasible after enrollment.

          (b)  Suspension of Active Participation.  A Participant's Active
               ----------------------------------
Participation in the Plan shall be suspended during the following periods of time:

               (i) any period during which he continues to be an employee of the Company but does not qualify as an Eligible Employee;

               (ii) any period for which he does not receive Regular Compensation including (without limitation) any leave of absence without pay;

               (iii) a period described in Subsection 3(a)(ii) and the last sentence of Subsection 5(h) (voluntary discontinuance of Pre-Tax Contributions);

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               (iv)   a period described in Subsection 5(a) relating to periods
     of suspension following withdrawal from the After-Tax Contribution Account; and

               (v) the period falling between the date when her employment with the Company terminates and the date when her participation terminates under Subsection 2(c).

          While a Participant's Active Participation is suspended, she shall neither elect any Pre-Tax Contributions nor receive any allocation of Company Contributions or Forfeitures made with respect to the period of suspended Active Participation. Vesting will continue during suspension and termination periods under (i), (iii), and (iv) above but not under (v) above. Vesting will continue only during the first 12 months of a period under (ii) above, but not thereafter. The accounts of a Participant whose Active Participation is suspended shall, subject to Subsection 3(e), remain invested in the Investment Fund, and shall continue to be credited with any earnings, appreciation or losses arising with respect thereto.


     (c)  Termination of Participation.  Any Participant shall cease to
          ----------------------------
participate in the Plan as of the date when her entire Plan Benefit has been distributed or on the date of her death.

2.       SECTION   PRE-TAX CONTRIBUTIONS.
                   ---------------------

               (a)  Pre-Tax Contributions.
                    ---------------------

                         (i)       Election. While a Participant's Active
                                   --------
         Participation is not suspended he may elect to have contributed to the Trust out of the amount of his compensation reduction provided in Subsection 2(a), a "Pre-Tax Contribution." A Participant may elect an annual rate of Pre-Tax Contributions of at least 2% and up to 10% (in whole percentages) of his Regular Compensation, but not more than the Dollar Limit per Year by filing the prescribed application form with the Administrator. In place of a form, the Administrator may substitute a telephonic or electronic means of election. No Participant shall be permitted to have Pre-Tax Contributions made under this Plan during any Year that, when aggregated with elective deferrals (within the meaning of Code Section 1165(e)(7)(A)) made under all other plans of the Company during such Year, such contributions exceed the Dollar Limit. Such election shall be effective as soon as administratively feasible following the date such election is received by the Administrator, shall have no retroactive effect and shall remain in force until revoked as provided in Section 3(b).

                         (ii)      Discontinuance.  A Participant may elect at
                                   --------------
         any time the discontinuance of future Pre-Tax Contributions in the form and manner prescribed by the Administrator. Such discontinuance shall become effective as soon as administratively feasible following the date such discontinuance is received by the Administrator.

               (b)   Changing the Rate of Pre-Tax Contributions.  A Participant
                     ------------------------------------------
may at any time elect to change her rate of Pre-Tax Contributions to any other rate available to her under Subsection 3(a) above. Any election under this Subsection 3(b) shall be made in the form and manner prescribed by the Administrator and shall be effective as soon as administratively feasible following the date such change is received by the Administrator.

          (c)       Payroll Deductions. Pre-Tax Contributions shall be made
                    ------------------
only through periodic payroll deductions, unless the Company or its delegate consents to another method of payment. All Pre-Tax Contributions withheld during a calendar month shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Company's general assets but no later than the 15/th/ business day of the month following the month in which the amounts would have been paid to the Participant but for the Participant's election pursuant to Subsection 3(a). The provisions of the United States Department of Labor Regulations, Section 2510.3-102, are incorporated herein by reference.

          (d)       Investment of Pre-Tax Contributions.  A Participant's
                    -----------------------------------
Pre-Tax Contributions shall be invested in the available Investment Funds, as determined in Section 13(c). A Participant may change such election prospectively in the form and manner prescribed by the Administrator. Such change shall be effective as soon as administratively feasible following the date such change is received by the Administrator.

          (e)       Transfer of Funds. At any time a Participant may elect to
                    -----------------
transfer among any of the Investment Funds, except for the Stock Fund, the entire balance (if any) of her After-Tax Contributions Account, and Pre-Tax Contributions Account then invested in any of such funds, or any portion of the aggregate balance of those accounts. Any election under this Subsection 3(e) shall be made in the form and manner prescribed by the Administrator, and such transfer shall be made effective as soon as administratively feasible following the date such request for transfer is received by the Administrator. For purposes of accounting for such a transfer, the value of the Participant's balance in the account or portion thereof transferred shall be determined as of each Valuation Date. Participant may transfer the entire balance (if any) of her After-Tax Contributions Account and Pre-Tax Contributions, or any portion of the aggregate balance of those accounts in to the Stock Fund at any time, but transfers of such accounts out of the Stock Fund are subject to the restrictions of Section 13(c)(iii) hereof.

          (f)  Rollover Amount From Other Plans.  An Eligible Employee,
               --------------------------------
regardless of whether she has elected to otherwise participate in the Plan, may transfer to the Trust Fund amounts from other qualified plans which meet the requirements of Section 1165(a) of the Code (the "Other Plan"), subject to refund upon any subsequent contrary determination by the Puerto Rico Treasury Department. The procedures approved by the Administrator shall provide that such a transfer may be made only if the following conditions are met:

                    (i) the transfer occurs on or before the 60th day following the Eligible Employee's receipt of the distribution from the Other Plan; and

                    (ii) the amounts transferred are either employer or pre-tax employee contributions (or earnings thereon) and/or after-tax contributions or earnings thereon that were held in the Other Plan.

               The Administrator shall develop such procedures, and may require such information from an Eligible Employee desiring to make such a transfer, as it deems necessary or desirable to determine that the proposed transfer will meet the requirements of this Subsection. Upon approval by the Administrator, the amount transferred shall be deposited in the Trust Fund, and held for the benefit of the Eligible Employee in an Employee Rollover Contributions Account. The Employee Rollover Contributions Account shall share in the earnings and appreciation of the Investment Fund in which it is invested in accordance with Subsection 14(e), but shall not share in Company Contributions and Forfeitures.

          (g)  After-Tax Contributions.
               -----------------------

                    (i)  Election. A Participant who has no currently effective
                         --------
     election of Pre-Tax Contributions or who has a currently effective election of Pre-Tax Contributions equal to the Dollar Limit (but no more than 10% of his Regular Compensation may elect to make "After-Tax Contributions." A Participant may, by filing the prescribed application form with the Administrator, elect a rate of After-Tax Contributions of at least 2% (in whole percentages) of his Regular Compensation, of up to 10% and that when aggregated with the rate of his Pre-Tax Contributions cannot together total more than 20% of his Regular Compensation. Such election shall be made in the form and manner prescribed by the Administrator (including telephonically or electronically if so authorized by the Administrator), and shall be effective as soon as administratively feasible following the date such election form is received by the Administrator.

               (ii)    Discontinuance. A Participant may elect at any time in
                       --------------
     the form and manner prescribed by the Administrator the discontinuance of future Pre-Tax Contributions, effective as soon as administratively feasible following the date such request is received by the Administrator.

               (iii)   Changing the Rate of After-Tax Contributions. A
                       --------------------------------------------
     Participant may at any time elect to change her rate of After-Tax Contributions to any other rate available to her under Subsection 3(g)(i) above. Any election under this Subsection 3(g)(iii) shall be made in the form and manner prescribed by the Administrator (including telephonically or electronically, if so authorized by the Administrator), and shall be effective as soon as administratively feasible following the date the change is received by the Administrator.

               (iv)    Payroll Deductions. After-Tax Contributions shall be made
                       ------------------
     only through periodic payroll deductions, unless the Company or its delegate consents to another method of payment. All After-Tax Contributions withheld during a calendar month shall be paid to the Trustee as of the earliest date on which such contributions can reasonably be segregated from the Company's general assets but not later than the 15/th/ business day of the month following the month in which the amounts would have been paid to the Participant but for the Participant's election pursuant to Subsection 3(g)(1).

     The provisions of United States Department of Labor Regulations Section 2510.3-102 are incorporated herein by reference.

               (v)   Investment of After-Tax Contributions. A Participant's
                     -------------------------------------
     After-Tax Contributions shall be invested in the same manner as his Pre-Tax Contributions (if any) as elected under Subsection 3(d). If the Participant has no currently effective election of Pre-Tax Contributions, he may elect to invest his After-Tax Contributions in the manner provided in Section 3(d).

3.   SECTION   COMPANY CONTRIBUTIONS.
               ---------------------


          (i)  Company Contributions.  For each contribution period as defined
               ---------------------
in Subsection (b) below, the Company shall make a "Company Contribution" equal to: the applicable percentage of all Basic Contributions made for such contribution period invested in the Stock Fund, plus the applicable percentage of all Basic Contributions made for such contribution period invested in each Investment Fund other than in the Stock Fund, less any Forfeitures credited against the Company Contribution for that contribution period. No Company Contributions will be made with respect to Supplemental Contributions. The Administrator shall determine the applicable percentages for any Plan Year prior to the beginning of such Plan Year.

               It is currently anticipated that the applicable percentage will be different for Basic Contributions invested in the Stock Fund than for Basic Contributions invested in Other Investment Funds.

               The Company shall communicate the rate of Company Contributions as part of the first general communication to participants after such rate is determined.

          (b)  Allocation of Company Contributions. The Company Contribution
               -----------------------------------
for any contribution period shall be paid to the Trustee as soon as practicable, (but no later than the due date (including extensions) of the Company's income tax return for the fiscal year of the Company ending with or within the Plan
Year). The Company Contribution shall be apportioned among the Company Contributions Accounts of all Participants who elected any Basic Contributions for such contribution period by multiplying the Participant's Basic Contributions for such contribution period by the applicable percentages determined for the Participant, as described above. All Company Contributions and Forfeitures allocated to Company Contributions Accounts shall be invested in the Stock Fund, and shall be subject to the restrictions detailed in Section 13(c)(iii) hereof. The contribution period is each calendar month.

4.   SECTION WITHDRAWALS.
             -----------

        (a)    Withdrawals from After-Tax Contributions.  Any Participant may
               ----------------------------------------
withdraw for any reason all or part of the balance of her After-Tax Contributions Account.

        (i)    Hardship Withdrawals.  A Participant who encounters a
               --------------------
"Financial Hardship," resulting in an immediate and heavy financial need, may withdraw an amount necessary to satisfy that need, including, all or part of his aggregate Pre-Tax Contributions (excluding any earnings attributable to such account) not previously withdrawn, but not more than the current value of those contributions at the time the withdrawal is paid. The Administrator shall determine whether an event constitutes a Financial Hardship. Subject to the review procedure described in Section 10, such determination shall be conclusive and binding on all persons. The following expenditures will be conclusively considered to be made on account of immediate and heavy financial need: medical expenses described in Section 1023(aa)(2)(p) of the Code incurred by the Participant, the Participant's spouse, or any dependent of the Participant; purchase (excluding mortgage payments) of a principal residence for the Participant; payment of tuition for the next twelve months of post-secondary education for the Participant, or the Participant's spouse, children, or dependents; expenditures to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence; and (v) expenses incurred for the funeral of a member of the Participant's immediate family. In determining whether a withdrawal is necessary to satisfy a financial need, the Administrator may reasonably rely upon the Participant's representation that the need cannot be met by insurance, reasonable liquidation of assets (not itself creating a hardship) or, cessation of Pre-Tax Contributions and After-Tax Contributions.

        (b)    Age 59-1/2 Withdrawals. A Participant who has attained age 59-
               ----------------------
1/2 may withdraw for any reason his entire After-Tax Contributions Account (if any), his entire Pre-Tax Contributions Account, and his entire Company Contributions Account. Except as provided in Subsection (h) below, upon such a withdrawal the Participant will not incur any suspension of

Active Participation and will continue to have the right to elect to make contributions to the Plan in the same manner he had prior to the withdrawal.


          (c)  Election and Payment of Withdrawals. A request to make a
               -----------------------------------
withdrawal, and any election of a source of payment under Subsection 5(e) below, shall be filed with the Administrator in the prescribed manner which may include telephonic or electronic procedures. A withdrawal request is effective as soon as administratively feasible after the Participant's election has been received by the Administrator.


          (d)  Source of Payment. A Participant who, under Subsection 5(a),
               -----------------
withdraws less than the entire value of his After-Tax Contributions Account, and who has interests in more than one Investment Fund may specify whether such withdrawal shall be entirely from one fund or from more than one fund in specified parts. The withdrawal from such Account shall not exceed the Participant's aggregate After-Tax Contributions placed in such Account and not previously withdrawn.


          (e)  Form of Payment and Valuation Date. All withdrawals shall be paid
               ----------------------------------
in cash or in shares of stock, as elected by the Participant. The Participant's interest in the Investment Fund shall be valued as of the Valuation Date in the month in which such withdrawal request is effective, as defined in Subsection 5(d).


          (f)  Limitation on Withdrawals. No hardship withdrawal shall be in an
               -------------------------
amount less than $500. No Participant may make a withdrawal after the Plan is terminated pursuant to Section 15, and no Participant who has notice that the Plan will be so terminated may make a withdrawal.


          (g)  Suspension for Withdrawal. The Active Participation of any
               -------------------------
Participant who makes a withdrawal from her Pre-Tax Contributions Account under this Plan shall be suspended for twelve months. A Participant whose Active Participation has been so suspended may resume Active Participation as soon as administratively feasible after the Participant elects reinstatement in the manner prescribed by the Administrator.


          (h)  Direct Rollover Option. Notwithstanding any provision of the
               ----------------------
Plan to the contrary that would otherwise limit a Participant's election under this Subsection 5(i), a Participant, may elect, at the time and manner prescribed by the Administrator, to have his total Plan Benefits paid directly to a retirement plan which is qualified under Section 1165(a) of the Code that accepts the Participant's rollover or into an individual retirement account described in Code Section 1169(a).

5.   SECTION   LOANS.
               -----


          (i)  Terms of Loans. Any Participant or Beneficiary may borrow from
               --------------
the Plan as provided in this Section 6. (References to Participants in this Section shall include Beneficiaries). Loans shall not be made available to Highly Compensated Employees in an amount greater than the amount made available to other employees. The minimum amount that may be borrowed is $1,000. The maximum amount that may be borrowed is the lesser of $50,000 (reduced by the highest outstanding loan balance of that Participant for the prior 12 months) and 50 per cent of the Participant's vested Plan Benefit. The period of repayment for any loan shall be no longer than five (5) years. A Participant may prepay a loan in a lump sum on any date more than three (3) months after the loan is made. Each loan shall be secured by the Participant's Plan Benefit. For the purposes of determining the portion of a Participant's Plan Benefit that is distributable by withdrawal or otherwise, and the portion of a Participant's Accounts that are subject to the allocation of earnings, appreciation, or depreciation, the amount of a loan will be deducted from the Participant's accounts in the following order: the After-Tax Contributions Account (if any), the Pre-Tax Contributions Account, and the vested portion of the Company Contributions Account when the loan is made. A partial deduction to an account will be allocated according to the Participant's then current investment election. Each loan shall bear interest at a reasonable rate of interest determined by the Committee or its delegate at the time the loan is made.


          (b)  Limitations on Loans. No loan shall be made to a Participant
               --------------------
who has more than two outstanding loans, who the Committee or its delegate determines to have insufficient monthly net base pay to repay the loan or, in the discretion of the Committee, who has defaulted on a previous loan from the Plan.


          (c)  Loan Procedures. A Participant may apply for a loan in the form
               ---------------
and manner prescribed by the Administrator. A borrowing Participant will be required to sign a collateral promissory note secured by the Participant's Plan Benefit and will receive a Federal

Truth-In-Lending Disclosure Statement. A Participant's accounts will be valued on the Valuation Date in which the loan is requested, and the loan will be disbursed as soon as practicable after that Valuation Date. All fees and expenses incurred in connection with a loan obligation of the Participant will be borne solely by the Participant's Account.


          (d)  Repayment of Loans. Each loan will be repaid through payroll
               ------------------
deductions beginning with the first payroll period of the month following the month in which the loan is disbursed. If a Participant's employment is suspended such that the Participant is no longer receiving a paycheck, the Participant shall make substantially level monthly loan repayments directly to the Plan. A Participant's loan repayments will, at his or her request, be suspended during the time he or she is absent as a result of qualifying military service (as determined under the United States Uniformed Services Employment and Reemployment Rights Act). Monthly loan payments of principal and interest will be credited to the accounts of a Participant from which deducted in reverse of the order provided in Subsection 6(a), but allocated among the Investment Funds according to the Participant's investment election when the repayment is made. A lump sum payment will be credited among the Investment Funds in proportion to its original deduction from those funds. If a Participant's employment terminates any outstanding loan balance must be repaid or the loan will be in default and the outstanding loan balance will be deducted from any distribution of the Participant's Plan Benefit, resulting in a taxable distribution to the Participant. Notwithstanding the above, the Committee (or the delegate) may, in its sole discretion, allow terminated Participants to continue to repay loans under such uniform and nondiscriminatory rules as the Committee (or its delegate) determines, where the Participant has been terminated due to a transaction or a permanent reduction in force.

6.   SECTION   VESTING.
               -------


          (a)  Five-Year Vesting. A Participant shall become fully vested in his
               -----------------
entire Company Contributions Account when he completes five Years of Service.


          (b)  Graded Vesting. A Participant who is not fully vested under
               --------------
Subsection 7(a) shall become vested in his Company Contributions Account, on the first day following completion of a given Year of Service in accordance with the following schedule:

                                                  Percentage of Company
                                                  ---------------------
               Years of Service                Contributions Account Vested
               ----------------                ----------------------------

                 Less than 2                                 0%
                 -----------                                 --
              2 but less than 3                             20%
              -----------------                             ---
              3 but less than 4                             40%
              -----------------                             ---
              4 but less than 5                             60%
              -----------------                             ---


          (a)  Full Vesting. Notwithstanding Subsections 7(a) and (b) above, a
               ------------
Participant shall become vested in his entire Company Contributions Account if one of the following events occurs:


                    (i) he attains age 55 while employed by the Company or one of its Affiliates;


                    (ii) he becomes permanently and totally disabled as determined by FMC on the basis of competent medical evidence. Subject to the review procedure described in Section 11, such determination shall be conclusive and binding upon all persons;


                    (iii) he dies while employed by the Company or one of its Affiliates;

                    (iv) he ceases to be an Employee because of a permanent shut down of a single site of employment or of one or more facilities operating units within a single site of employment; or


                    (v) he is employed by the Company or one of its Affiliates involved in a transaction and the Committee, in its discretion, fully vests the Participant in connection with the transaction.


          (b) A Participant shall at all times be vested in his entire After-Tax Contributions, Employee Rollover Contributions and Pre-Tax Contributions Accounts.


          (c) If a Participant is hired by the Company or one of its Affiliates as a result of an acquisition, the Committee (or its delegate) may, in its discretion, give the Participant and all other Participants hired under the same circumstances as a result of the same acquisition, credit for service with a prior employer for purposes of vesting.

2.   SECTION       DISTRIBUTABLE INTERESTS AND FORFEITURES.
                   ---------------------------------------


          (i)      Plan Benefits. If a Participant's employment with the Company
                   -------------
terminates, if he becomes permanently and totally disabled, if he attains age 70-1/2, or if he elects under Subsection 9(g) to have his Plan Benefit distributed to him, he will be entitled to receive his entire After-Tax Contributions Account, his entire Pre-Tax Contributions Account, his entire Employee Rollover Contributions Account, and (iv) the portions (if any) of his Company Contributions Account that are vested under Section 7 as soon as administratively feasible after such employment terminates.


          (b)      Forfeitures. If a Participant is not entitled to receive 100%
                   -----------
of his Company Contributions Account under Subsection 7(a), (b), or (c) on the date when his employment with the Company terminates, the non-vested portion shall be forfeited as of such date. If such Participant is reemployed by the Company within five (5) years from the date of termination, the forfeited amount shall be reinstated to his Company Contributions Account and may vest pursuant to Section 7. If such Participant terminates his employment with the Company a second time before he is 100% vested in his Company Contributions Account, the amount payable from those accounts shall be computed for that account as follows:


                         (i) add the amount of the prior payment from the account to current balance of the account;


                         (ii) apply the Participant's current vesting percentage (based upon all his Years of Service) to the total obtained in
     (i) above; and


                         (iii) subtract from the amount obtained in (ii) above the amount of the prior payment from the account.

The result is the amount payable to him from that account. All amounts which are forfeited during a calendar month will be used to pay the administrative expenses of the Plan in the following order: Trustee's fees, communications to Participants, nondiscrimination testing, qualified domestic relations order administration, enrollment fees, required minimum distribution fees, auditors' fees, consulting and legal fees and other similar administrative expenses. Any remaining forfeitures during a month will be debited against the appropriate Company Contribution Account, and credited toward the Company's obligation to make Company Contributions in succeeding months. Any remaining forfeitures during a month will be used to pay fees associated with Participant communications to Participants involved in an acquisition or divestiture and Participant account adjustments, as determined by the Committee or its delegate. While awaiting allocation, until such time as the Company applies forfeitures to the purposes described above, they will be invested in a default fund selected by the Company. Notwithstanding the foregoing, if a Participant's termination of employment is due to a "maternity or paternity leave," then this Subsection 8(b) shall be read by substituting the number "six (6)" for the number "five (5)" wherever it appears herein. For the purposes of this Plan, "maternity or paternity leave" means termination of employment or absence from work due to the pregnancy of the Participant, the birth of a child of the Participant, the placement of a child in connection with the adoption of the child by a Participant, or the caring for a Participant's child during the period immediately following the child's birth or placement for adoption. The Committee shall determine, under rules of uniform application and based on information provided to the Committee by the Participant, whether or not the Participant's termination of employment or absence from work is due to "maternity or paternity leave."

3.   SECTION FORM OF PLAN BENEFIT.
             --------------------


          (a)  Normal Forms of Distribution.
               ----------------------------


                    (i)  Lump Sum Payment. A Participant's Plan Benefit shall be
                         ----------------
     distributed to him (or to his Beneficiary if such Participant dies before the Distribution Date), unless an installment distribution is elected pursuant to Subsection 9(b)(ii), in the form of a lump sum. Such distribution shall consist of a check for the value of his interests (if any) in the Stock Fund, or, if the Participant elects to receive stock, a certificate for whole shares of Stock, with a check for any fractional share, representing his vested interest (if any) in the Stock Fund, a check for the value of his interests (if any) in the Investment Funds, and a check for the value of his vested interest in the Stock Fund to the extent not previously invested in Stock.


                    (ii) Distribution Date. A Participant's Plan Benefit shall
                         -----------------
     be distributed to such Participant (or to such Participant's Beneficiary if such Participant has died before the Distribution Date) as soon as practicable after the Participant's termination of employment, but not later than 60 days after the close of the Plan Year in which such termination occurs, unless distribution is deferred pursuant to Subsection 9(b). Provided, however, that a Participant must begin to receive his or her benefit no later than his or her "Required Beginning Date." The Required Beginning Date of a Participant who reaches age 70 1/2 on or after January 1, 2000 is April 1 of the Year following the Year in which the Participant reaches age 70 1/2 or, if later, retires. The required beginning date of a Participant who reaches age 70 1/2 before January 1, 2000, is April 1 of the Year following the Year in which the Participant attains age 70 1/2 . Notwithstanding the above, if a Participant is a 5% owner for the Plan Year ending in the Year in which he reaches age 70 1/2, his Required Beginning Date is April 1 of the following Year, and he cannot defer distribution until after he retires.

          (b)  Optional Form of Distribution.
               -----------------------------


                    (i)  Participant's Election to Defer. With respect to a
                         -------------------------------
     Participant whose employment terminates and whose Plan Benefit is valued at $5,000 or more, the distribution or commencement of distribution of the Participant's Plan Benefit (including the Participant's share, if any, of the Company Contributions and Forfeitures for the Plan Year in which the Participant's employment with the Company terminates) will be deferred to the later of (i) the Participant's Required Beginning Date; or (ii) the Year in which the Participant retires unless the Participant elects an immediate distribution as provided in Subsection 9(a)(ii). A Participant may so defer a portion of the Plan Benefit and receive an immediate distribution of the balance of it .


               (ii)  Systematic Withdrawal Payments. A Participant entitled to
                     ------------------------------
elect to defer distribution of his Plan Benefit under Subsection 9(b)(i) may elect to have the distribution paid in cash over specified period (annual, quarterly or monthly) of not more than 20 years. Such election must be filed with the Company or its designate upon termination, before the Participant dies, or before the Committee determines that the Participant is permanently and totally disabled, as the case may be, and shall, except as provided in Subsection 9(f), be irrevocable. The election shall specify the number of payments. If a systematic withdrawal payment election is made, the Plan Benefit shall be distributed according to the Participant's election as follows: The value of Stock and/or cash to be distributed in each payment shall be determined by the value of the Participant's investment in the FMC Stock Fund. The amount payable with respect to the FMC Stock Fund portion of the payment shall be determined as of the Valuation Date immediately preceding the date payment is made.


               (iii) Valuation Date. The Plan Benefit of a Participant who
                     --------------
makes an election to defer distribution or to receive a systematic withdrawal payment under

     Subsections 9(b)(i) or (ii) above, shall remain invested in the Trust Fund in the manner selected under Subsection 13(c) and shall be subject to the earnings and appreciation or depreciation applicable thereto until the Valuation Date preceding the final distribution designated by the Participant.

          (c)  Additional Distribution Events. A Participant is eligible to
               ------------------------------
receive a lump sum distribution of his or her account under any of the sets of circumstances described below.

                    (i) The Plan is terminated and another defined contribution plan is not established in its place. Neither an employee stock ownership plan nor a simplified employee pension plan counts as another defined contribution plan for this purpose.

                    (ii) A participating Employer that is a corporation disposes of substantially all of the assets used in a trade or business to an unrelated corporation, and the Participating Employer continues to maintain this Plan after the disposition. In such a case, only Employees who continue employment with the corporation acquiring the assets may receive lump sum distribution.

                    (iii) A Participating Employer that is a corporation disposes of its interest in a subsidiary to an unrelated entity, and the Participating Employer continues to maintain this Plan. In such a case, only Employees who continue employment with the subsidiary may receive a lump sum distribution.

          (d)  Missing Persons. If the Administrator and the Trustee shall be
               ---------------
unable, within two years after any amount becomes due and payable from the Plan to a Participant or Beneficiary, to make payment because the identity or whereabouts of such person cannot be ascertained, the Administrator may mail a notice by registered mail to the last known address of such person outlining the following action to be taken unless such person makes written reply to the Administrator within 60 days from the mailing of such notice: The Administrator may direct that amount and all further benefits with respect to such person shall be discontinued and all liability for the payment thereof shall terminate: provided, however, that in the event of the subsequent reappearance of the Participant or Beneficiary prior to termination of the Plan, the benefits which were due and payable and which such person missed shall be paid in a single sum, and the future benefits due such person shall be reinstated in full. Any benefits discontinued as provided above, including benefits attributable to After-Tax Contributions, Pre-Tax Contributions, Employee Rollover Contributions, and Company Contributions, shall be treated as a Forfeiture under Subsection 8(b).

          (e)  Payments to Beneficiary. A Beneficiary entitled to a distribution
               -----------------------
under this Plan may ask that any unpaid Plan Benefit be distributed by one of the forms of distribution specified in the foregoing provisions of this Section 9, subject to the approval of the Committee and to the following limitations:

                    (i) If the distribution of a Participant's Plan Benefit in systematic withdrawal payments under Subsection 9(b)(ii) has begun and the Participant dies before her entire Plan Benefit has been distributed to her, the remaining portion of such interest shall be distributed at least as rapidly as under the systematic withdrawal payment method selected as of her date of death.

                    (ii) If a Participant dies before she has begun to receive any distributions of her Plan Benefit, her Plan Benefit shall be distributed to her Beneficiaries within 5 years after her death.

                    (iii) The 5-year distribution requirement of Subsection 9(e)(ii) shall not apply to any portion of the deceased Participant's Plan Benefit which is payable to or for the benefit of a designated Beneficiary. For purposes of this Subsection 9(e),

     "designated Beneficiary" shall include any person to whom a Participant's Plan Benefit is paid pursuant to Subsection 18(c). In such event, such portion may be distributed in not more than systematic withdrawal payment of not more than 20 years, provided such distribution begins not later than one (1) year after the date of the Participant's death (or such later date as may be prescribed by Treasury regulations).

               Except, however, in the event the Participant's spouse is her Beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, such distribution must commence no later than the date on which the deceased Participant would have attained age seventy and one-half (70 1/2). If the surviving spouse dies before the distributions to such spouse begin, then the 5-year distribution requirement of Subsection 9(e)(ii) shall apply as if the spouse were the Participant.

          (f)  Change of Election. Any Participant (or the Participant's
               ------------------
Beneficiary if the Participant has died) who has made an election to defer distribution or to receive a systematic withdrawal payment distribution (whether or not such systematic withdrawal payments have commenced) under Subsections 9(b)(i) or (ii) above, may subsequently elect to have the entire amount then credited to the Participant's Plan Benefit account distributed immediately in a lump sum or elect to have installment payments commence in a year earlier than the year originally elected. Any other type of change in a Participant's or Beneficiary's deferral election, including without limitation, the earlier distribution of part of the amount credited to a Participant's Plan Benefit account, a change from lump sum payments to installment payments or the postponement of a distribution or the commencement of installment payments, may be made only before distributions have begun.

4    SECTION CLAIM PROCEDURE.
             ---------------

          (a)  Application for Benefits. Any application for benefits under the
               ------------------------
Plan and all inquiries concerning the Plan shall be submitted to the Administrator at such address as may be announced to Participant from time to time. Applications for benefits shall be in writing on the form prescribed by the Administrator and shall be signed by the Participant or, in the case of a benefit payable after the death of the Participant, by the Participant's Beneficiary.

          (b)  Decision of Administrator. The Administrator shall give written
               -------------------------
notice of its decision or any application to the applicant within 90 days. If special circumstances require a longr period of time, the Administrator shall so notify the applicant within 90 days, and give written notice of its decision to the applicant within 180 days after receiving the application. In the event any application for benefits is denied in whole or in part, the Administrator shall notify the applicant in writing of the right to a review of the denial. Such written notice shall set forth, in a manner calculated to be understood by the applicant, specific reasons for the denial, specific references to the Plan provisions on which the denial is based, a description of any information or material necessary to perfect the application, an explanation of why such material is necessary and an explanation of the Plan's review procedure.

5    SECTION APPEAL PROCEDURE.
             ----------------

          (a)  The Review Panel.  The Company shall appoint a "Review Panel"
               ----------------
which shall consist of three or more individuals who may (but need not) be employees of the Company. The Review Panel shall be the named fiduciary which has the authority to act with respect to any appeal from a denial of benefits under the Plan.

          (b)  Requests for a Review.  Any person whose application for benefits
               ---------------------
is denied in whole or in part (or the applicant's authorized representative) may appeal from the denial by submitting to the Review Panel a request for a review of the application within three months after receiving written notice of the denial. The Administrator shall give the applicant or such representative an opportunity to review pertinent materials (other than legally privileged documents) in preparing such request for review. The request for review shall be in writing and addressed as follows: "Review Panel under the FMC Puerto Rico Savings and Investment Plan, 200 East Randolph Drive, Chicago, Illinois 60601." The request for review shall set forth all of the grounds on which it is based, all facts in support of the request and any other matters which the applicant deems pertinent. The Review Panel may require the applicant to submit such additional facts, documents or other material as it may deem necessary or appropriate in making its review.

          (c)  Decision on Review. The Review Panel shall act upon each request
               ------------------
for review within 60 days after receipt thereof unless special circumstances require further time for processing, but in no event shall the decision on review be rendered more than 120 days after the Review Panel receives the request for review. The Review Panel shall give prompt, written notice of its decision to the Administrator and to the applicant. In the event the Review Panel confirms the denial of the application for benefits in whole or in part, such notice shall set forth, in a manner calculated to be understood by the applicant, the specific reasons for such denial and specific references to the Plan provisions on which the decision is based.

          (d)  Rules and Procedures. The Review Panel shall establish such rules
               --------------------
and procedures, consistent with ERISA and the Plan, as it may deem necessary or appropriate in carrying out its responsibilities under this Section 11.

          (i)  Exhaustion of Remedies. No legal or equitable action for benefits
               ----------------------
under the Plan shall be brought unless and until the claimant has submitted a written application for benefits in accordance with Subsection 10(a), has been notified by the Administrator that the application is denied, has filed a written request for a review of the application in accordance with Subsection 11(b) above, and has been notified in writing that the Review Panel has affirmed the denial of the application; provided that legal action may be brought after the Review Panel has failed to take any action on the claim within the time prescribed in Subsections 10(b) or 11(c) above.

6      SECTION FIDUCIARIES
               -----------

          (a)  Named Fiduciaries.
               -----------------

(i) The Company is the Plan sponsor and a "named fiduciary," as that term is defined in ERISA Section 402(a)(2), with respect to control over and management of the Plan's assets only to the extent that it (a) delegates it's authorities and duties as "plan administrator" (as defined under ERISA) to FMC or the Committee; and (b) continually monitors the performance of FMC or the Committee.

(ii) The Company as Administrator, FMC and the Committee, which administers the Plan at the Administrator's direction, are "named Fiduciaries" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to control and manage the operation and administration of the Plan. The Administrator is also the "administrator" and "plan administrator" of the Plan, as those terms are defined in ERISA Section 3(16)(A).

(iii) The Trustee in a "named fiduciary" of the Plan, as that term is defined in ERISA Section 402(a)(2), with authority to manage and control all Trust assets, except to the extent that authority is allocated under the Plan and Trust to the Administrator or is delegated to an Investment Manager, an insurance company, or the Plan Participants at the direction of the Administrator or the Committee.

(iv) The Company, the Committee, FMC, the Administrator and Trustee are the only named fiduciaries of the Plan.

          (b)       Employment of Advisers
                    ----------------------

               A named fiduciary, and any fiduciary appointed by a named fiduciary, may employ one or more persons to render advice regarding any of the named fiduciary's or fiduciary's responsibilities under the Plan.

          (c)       Multiple Fiduciary Capacities
                    -----------------------------

               Any named fiduciary and any other fiduciary may serve in more than one fiduciary capacity with respect to the Plan.

          (d)       Payment of Expenses
                    -------------------

               All Plan expenses, including expenses of the Administrator, the Committee, the Trustee, any investment manager and any insurance company, will be paid by the Trust Fund, unless a Participating Employer elects to pay some or all of those expenses. All or a portion of the recordkeeping costs or charges imposed or incurred (if any) in maintaining the Plan will be charged on a per capita basis to the Account of each Participant. In addition, all charges imposed or incurred (if any) for an Investment Fund or a transfer between Investment Funds will be charged to the Account of the Participant directing that investment. In addition, all charges imposed or incurred for a Participant loan will be charged to the Account of the Participant requesting the loan.

          (e)       Indemnification
                    ---------------

               To the extent not prohibited by the law of the Commonwealth of Puerto Rico or federal law, each Participating Employer agrees to, and will indemnify and save harmless the Administrator, any past, present, additional or replacement member of the Committee, and any other Employee, officer or director of that Participating Employer, from all claims for liability, loss, damage (including payment of expenses to defend against any such claim) fees, fines, taxes, interest, penalties and expenses which result from any exercise or failure to exercise any responsibilities with respect to the Plan, other than willful misconduct or willful failure to act.

7.     SECTION PLAN ADMINISTRATION
               -------------------

          (a)            Powers, Duties and Responsibilities of the
                         ------------------------------------------
                         Administrator and the Committee
                         -------------------------------


(i) The Administrator and the Committee have full discretion and power to construe the Plan and to determine all questions of fact or interpretation that may arise under it. An interpretation of the Plan or determination of questions of fact regarding the Plan by the Administrator or Committee will be conclusively binding on all persons interested in the Plan.

(ii) The Administrator and the Committee have the power to promulgate such rules and procedures, to maintain or cause to be maintained such records and to issue such forms as they deem necessary or proper to administer the Plan.

(iii) Subject to the terms of the Plan, the Administrator and/or the Committee will determine the time and manner in which all elections authorized by the Plan must be made or revoked.

(iv) The Administrator and the Committee have all the rights, powers, duties and obligations granted or imposed upon them elsewhere in the Plan.

(v) The Administrator and the Committee have the power to do all other acts in the judgment of the Administrator or Committee necessary or desirable for the proper and advantageous administration of the Plan.

(vi) The Administrator and the Committee will exercise all of their responsibilities in a uniform and nondiscriminatory manner.

               (b)       Investment Powers, Duties and Responsibilities of the
                         -----------------------------------------------------
                         Administrator and the Committee
                         -------------------------------


(i) The Administrator and the Committee have the power to make and deal with any investment of the Trust in any manner it deems advisable and which is consistent with the Plan.

(ii) The Administrator and the Committee will establish and carry out a funding policy and methods consistent with the objectives of the Plan and the requirements of ERISA.

               (c)       Investment of Accounts
                         ----------------------


(i) The Administrator or, as delegated by the Administrator, the Committee, may establish such different Investment Funds as it from time to time determines to be necessary or advisable for the investment of Participants' Accounts, including Investment Funds pursuant to which Accounts can be invested in "qualifying employer securities," as defined in Part 4 of Title I of ERISA. Each Investment Fund will have the investment objective or objectives established by the Administrator or Committee. Except to the extent investment responsibility is expressly reserved in another person, the Administrator or the Committee, in its sole discretion, will determine what percentage of the Plan assets is to be invested in qualifying employer securities. The percentage designated by the Administrator can exceed ten percent of the Plan's assets, up to a maximum of all of the Plan's assets.

(ii) Except as provided in Subsection (c)(iii), the Administrator or, as delegated by the Administrator, the Committee, may in its sole discretion permit Participants to determine the portion of their Accounts that will be invested in each Investment Fund. The frequency with which a Participant may change his or her investment election concerning future Pre-Tax Contributions or his or her existing Account will be governed by uniform, nondiscriminatory rules established by the Administrator or the Committee. Except for amounts governed by Subsection (c)(iii) below, the Plan is intended to comply with and be governed by Section 404(c) of ERISA.

(iii) Notwithstanding Subsection (c)(ii), Company Contributions must be invested in the Stock Fund, and may not be invested in any other Investment Fund. Also notwithstanding Subsection (b), a Participant may transfer amounts out of the Stock Fund only if he or she is at least 55 years old, and no more frequently than once per year. Effective October 1, 1999, a Participant may transfer Basic Contributions out of the Stock Fund only if he or she is at least 50 years old, and no more frequently than once per year. Also, effective October 1, 1999, a Participant may transfer supplemental contributions (employee contributions to the Plan that are not matched) and Rollover Contributions Out of the Stock Fund as frequently as he may transfer out of any other Investment Fund.

               (d)       Valuation of Accounts
                         ---------------------


                     A Participant's Accounts will be revalued at fair market value on each Valuation Date. On each Valuation Date, the earnings and losses of the Trust will be allocated to each Participant's Account in the ratio that his or her total Account Balance bears to all Account Balances. Notwithstanding the foregoing, if the Administrator or Committee establishes Investment Funds pursuant to Subsection (c) above, the earnings and losses of the particular Investment Funds will be allocated in the ratio that the portion of each Participant's account invested in a particular Investment Fund bears to the total amount invested in that fund. If and to the extent the rules of any Investment Fund require a different valuation, those rules will be applied.

               (e)       Compensation
                         -------------

                      Each person providing services to the Plan will be paid such reasonable compensation as is from time to time agreed upon between the Company and that service provider, and will have his, her or its expenses reimbursed. Notwithstanding the foregoing, no person who is an Employee will be paid any compensation for his or her services to the Plan.

               (f)       Delegation of Responsibility
                         ----------------------------

                    The Administrator and the Committee may designate by written instrument one or more actuaries, accountants or consultants as fiduciaries to carry out, where appropriate, their administrative responsibilities, including their fiduciary duties. The Committee may from time to time allocate or delegate to any subcommittee, member of the Committee and others, not necessarily employees of the Company, any of its duties relative to compliance with ERISA, administration of the Plan and other related matters, including those involving the exercise of discretion. The Company's duties and responsibilities under the Plan will be carried out by its directors, officers and employees, acting on behalf of and in the name of the Company in their capacities as directors, officers and employees, and not as individual fiduciaries. No director, officer or employee of the Company will be a fiduciary with respect to the Plan unless he or she is specifically so designated and expressly accepts such designation.

               (g)       Committee Members
                         -----------------

                    The Committee will consist of at least three people, who need not be directors, and will be appointed by the Chief Executive Officer of FMC. Any Committee member may resign and the Chief Executive Officer may remove any Committee member, with or without cause, at any time. A majority of the members of the Committee will constitute a quorum for the transaction of business, and the act of a majority of the Committee members at a meeting at which a quorum is present will be an act of the Committee. The Committee can act by written consent signed by all of its members. Any member of the Committee who is an Employee cannot receive compensation for his or her services for the Committee. No Committee member will be entitled to act on or decide any matter relating solely to his or her status as a Participant.

               (h)       Appointments of Trustee
                         -----------------------


                    The Committee or its authorized delegate will appoint the Trustee and either may remove it. The Trustee accepts its appointment by executing the trust agreement. A Trustee will be subject to direction by the Committee or its authorized delegate or, to the extent specified by the Company, by an investment manager or other funding agent, and will have the degree of discretion to manage and control Plan assets specified in the trust agreement. Neither the Administrator nor the Committee, nor any other Plan fiduciary will be liable for any act or omission to act of a Trustee, as to duties delegated to the Trustee. Any Trustee appointed under this Section 13 will be an institution.

8.  SECTION FUNDING OF THE PLAN.
    ---------------------------

          (a)    Funding Policy and Method. The Committee or its authorized
                 -------------------------
delegate from time to time shall estimate the benefits, withdrawals, and administrative expenses to be paid out of the Trust Fund in cash during the period for which the estimate is made and shall also estimate the contributions to be made to the Plan during such period by Participants and by the Company. The Committee or its authorized delegate shall inform the Trustee of the estimated cash needs of and contributions to the Plan during the period for which such estimates are made. Such estimates shall be made on an annual, quarterly, monthly, or other basis, as the Committee or its authorized delegate shall determine.

          (b)    Public Accountant. The Committee or its authorized delegate
                 -----------------
shall engage an independent qualified public accountant to conduct such examinations and to render such opinions as are required by Section 103(a)(3) of ERISA. The Committee or its authorized delegate in its discretion may remove and discharge the person so engaged, but in such case it shall engage a successor independent qualified public accountant to perform such examinations and to render such opinions.

          (c)    Basis of Payments to the Plan. Each Participant whose
                 -----------------------------
participation is not suspended may elect to have the Company make Pre-Tax Contributions as provided in Section 3. The Company shall make Company Contributions as provided in Section 4; provided, however, that this obligation of the Company shall cease when the Plan is terminated. In the case of a partial termination of the Plan, this obligation shall cease with respect to the Participants and Beneficiaries who are affected by such partial termination. All Pre-Tax Contributions and all Company Contributions shall be paid to the Trustee within the periods of time specified herein.

          (d)    Basis of Payments from the Plan. All benefits and withdrawals
                 -------------------------------
payable under the Plan shall be paid by the Trustee pursuant to the directions of the Administrator or the

Committee and the terms of the Trust Agreement. The Trustee shall pay all expenses of the Plan out of the Trust Fund, except to the extent paid by the Participating Companies.

          (e)    Investment of Trust Assets. The Trustee shall invest in the
                 --------------------------
Investment Funds all amounts which are paid to it with respect to the Plan, less the amount of any administrative expenses payable out of the Trust Fund under Subsection 14(d) above. Company Contributions shall be invested in the Stock Fund, and dividends or other earnings attributable thereto shall be allocated and credited pro rata to shares held by the Participant. Pre-Tax Contributions, the After-Tax Contributions, and the Rollover Contributions shall be invested in the Investment Funds pursuant to the directions of the Participants as conveyed to the Trustee by the Administrator.

                 The Committee shall have the sole discretion to determine the different Investment Fund choices to be made available to Participants. Pending investment in Stock, the Trustee may invest any amounts to be placed in the Stock Fund in short-term, interest-bearing debt obligations, including (without limitation, except as stated) savings accounts, certificates of deposit, banker's acceptances, commercial paper of institutions having a short-term commercial paper rating of A-1, P-1 for Standards & Poor's and Moody's and United States Treasury Bills and Notes. The form of such temporary investments shall be that one directed by the Administrator or, as delegated by the Administrator, the Committee.

9.  SECTION PARTICIPANTS' ACCOUNTS.
            ----------------------

          (a)    Participants' Accounts. For each Participant, the Company will
                 ----------------------
maintain, where applicable, an After-Tax Contributions Account, a Pre-Tax Contributions Account, a Rollover Contribution Account and a Company Contributions Account. The amount of Pre-Tax Contributions and After-Tax Contributions (if any) withheld from the Participant's Regular Compensation during the Plan Year will be allocated to each Participant's Pre-Tax Contributions Account and After-Tax Contributions Account as of the end of each calendar month and the Company Contribution for each Participant for each Plan Year will be allocated to her Company Contributions Account as of the end of each calendar month.

10.  SECTION AMENDMENT AND TERMINATION OF THE PLAN.
             -------------------------------------

          (a)    Future of the Plan. The Company expects to continue the Plan
                 ------------------
indefinitely. Future conditions, however, cannot be foreseen, and the Company retains the authority to amend or to terminate the Plan at any time and for any reason.

          (i)    Amendments. No amendment of the Plan shall reduce the benefit
                 ----------
of any Participant accrued under the Plan before such amendment is adopted or divert any part of the assets of the Plan to purposes other than the exclusive purpose of providing benefits to the Participants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan and the Trust Fund. For the purposes of this Section, a Plan amendment which has the effect of eliminating or reducing an early retirement benefit or eliminating an optional form of benefit (as provided in Treasury regulations) shall be treated as reducing the benefit of a Participant accrued under the Plan.

          (b)    Termination of the Plan. Upon termination of the Plan, no part
                 -----------------------
of the Trust Fund shall revert to the Company or be used for or diverted to purposes other than the exclusive purpose of providing benefits to the Participants and Beneficiaries who have an interest in the Plan and of defraying the reasonable expenses of administering the Plan and such termination. Upon termination of the Plan or upon complete discontinuance of Company Contributions, each Participant shall become vested in his entire Company Contributions Account. Upon termination of the Plan, the Trust shall continue until the Trust Fund has been distributed as provided in Subsection 16(d) below. Any other provision hereof notwithstanding, the Company shall have no obligation to continue contributions to the Plan after termination of the Plan. Except as otherwise provided in ERISA, neither the Company nor any other person shall have any liability or obligation to provide benefits hereunder after such termination. Upon such termination, Participants and Beneficiaries shall obtain benefits solely from the Trust Fund. Upon partial termination of the Plan, this Subsection 16(c) shall apply only with respect to such Participants and Beneficiaries as are affected by such partial termination.

(c)              Allocation of Trust Fund Upon Termination. Upon termination of
                 -----------------------------------------
the Plan, the interest of each Participant in the Plan shall be distributed to him as provided herein, subject to Section 403(d)(1) of ERISA.

11.  SECTION NONDISCRIMINATION REQUIREMENTS.
             ------------------------------

          (a)    Nondiscrimination Requirements
                 ------------------------------

                 For purposes of this Section, the terms listed below shall have the meaning indicated below, except as otherwise defined in Section 19:

     (1)ADP: A fraction, the numerator of which is the amount of the
        ---
     contribution actually paid on behalf of the Participant (A) to the Participant's Pre-Tax Contributions Account (including Excess Deferrals of Highly Compensated Employees, but excluding Excess Deferrals of Lower Paid Employees that arise solely from Elective Deferrals made under the Plan or other plans of the Company) and, (B) to the extent so elected by the Company, to the Participant's vested Company Contribution Account for the Plan Year and the denominator of which is the Participant's Regular Compensation for the Plan Year. The ADP for any group of Participants is equivalent to the average of the ADPs of all Participants in that group.

     If two or more plans which include cash or deferred arrangements are considered one plan for purposes of the nondiscrimination requirements of
     Section 1165(e)(4) of the Code or the eligibility requirements of Section 1165(a)(3) of the Code, the cash or deferred arrangements included in such plans shall be treated as one plan for purposes of determining the ADP. In the event any Highly Compensated Employee participates under two or more cash or deferred arrangements, all such cash or deferred arrangements shall be treated as one cash or deferred arrangement for purposes of determining the ADP with respect to such Employee.

     (2)Elective Deferral: With respect to any Participant, the sum of (A) any
        -----------------
        employer contribution under a qualified cash or deferred arrangement (as defined in

     Section 1165(e) of the Code) to the extent not includible in gross income for the taxable year under Section 1165(e) of the Code.

     (3) Excess Contributions: With respect to any Plan Year, the excess of: (A)
         --------------------
     the aggregate amount of Pre-Tax Contributions and to the extent elected by the Employer, vested Company Contributions actually paid over to the Trust on behalf of Highly Compensated Employees who are Participants for such Plan Year, over (B) the maximum amount of such contributions permitted as determined under Subsection (b) (determined by reducing Pre-Tax Contributions made on behalf of Highly Compensated Employees in order of ADP beginning with the highest ADP, as set forth in Subsection (b)).

     (4) Excess Deferral: The amount of a Participant's Elective Deferrals in
         ---------------
     excess of the lesser of: 10% of the Participant's Regular Compensation or $8,000 (or the maximum amount in effect pursuant to Section 1165(e)(7)(A) of the Code). Excess Deferrals, together with any income allocable to such deferrals, may be distributed from the Plan pursuant to a uniform and nondiscriminatory procedure established by the Company. A Participant may assign to the Plan any Excess Deferrals made during the taxable year of the Participant by notifying the Plan Administrator on or before February 15 following the close of the year in which the Excess Deferrals were made of the amount of Excess Deferrals to be assigned to the Plan. A Participant is deemed to notify the Plan Administrator of any Excess Deferrals that arise by taking into account only those Excess Deferrals made to the Plan and any other plans of the Employer.

     (5) Lower Paid Employees: Employers who are eligible to participate in the
         --------------------
     Plan and who are not Highly Compensated Employees.

               (b)  Nondiscrimination Test for Pre-Tax Contributions. In no
                    ------------------------------------------------
event may the ADP of the Highly Compensated Employees who are Participants exceed:

     (1) 2 times the ADP of the Lower Paid Employees who are Participants, if the Lower Paid Employees' ADP is less than or equal to 2%;

     (2) the ADP of the Lower Paid Employees who are Participants plus 2%, if the Lower Paid Employees' ADP is greater than 2% but less than 8%; or

     (3) 1.25 times the ADP of the Lower Paid Employees who are Participants, if the Lower Paid Employees' ADP is 8% or more ("ADP Requirement").

                    In the event Excess Contributions exist after the determination of the ADP Requirement, the amount, if any, of such Excess Contributions for such Plan Year shall generally be distributed, together with any income allocable to such contributions, within two and one-half (2 1/2) months after the end of the Plan Year, to Participants on whose behalf such Excess Contributions were made for such Plan Year, but in no event shall such Excess Contributions and income be distributed later than the end of the Plan Year following the Plan Year in which such Excess Contributions were made.

                    Distribution of Excess Contributions, if any, for any Plan Year shall be made to Highly Compensated Employees who are Participants by leveling the highest ADP in accordance with Subsection (c) until the nondiscrimination test set forth in the first sentence of this Subsection is met. Notwithstanding the foregoing, the Company may amend or revoke its salary deferral agreements with Highly Compensated Employees who are Participants to the extent necessary to ensure compliance with the ADP Requirement or to ensure that no more than $8,000 (or the maximum amount in effect pursuant to Section 1165(e)(7)(A) of the Code), is deferred by any Participant for any taxable year of the Participant.

                    Alternatively, to the extent provided in Article 1165-8(F)(3) of the regulations issued under the Code, the Company may elect or permit the Participant to elect to treat all or a portion of the Excess Contributions as an amount distributed to the Participant and the contributed by the Participant to the Plan as a After-Tax Contribution. Such recharacterization must be made within the first 2 1/2 months following the close of the year for which such Excess Contributions were made.

               (c)  Leveling Method. The amount of Excess Contributions for a
                    ---------------
Highly Compensated Employee for a Plan Year is to be determined by the following leveling method, under which the ADP of the Highly Compensated Employee with the highest ADP is reduced to the extent required to:

     (1) Enable the arrangement to satisfy the ADP test or

     (2) Cause such Highly Compensated Employee's ADP to equal the ratio of the Highly Compensated Employee with the next highest ADP.

This process must be repeated until the Plan satisfies the ADP test. For each Highly Compensated Employee, the amount of Excess Contributions is equal to the total Pre-Tax Contributions and to the extent elected by the Company, vested Company Contributions, on behalf of the Highly Compensated Employee (determined prior to the application of this Subsection (c)) minus the amount determined by multiplying the Highly Compensated Employee's ADP (determined after application of this subparagraph) by the Participant's Regular Compensation used in determining such ratio.

               (d)       Income Allocable to Excess Deferrals
                         ------------------------------------

     (1) Income Allocable to Excess Deferrals. The income allocable to Excess
         ------------------------------------
     Deferrals is equal to the sum of the allocable gain or loss for the taxable year of the respective Participant and the allocable gain or loss for the period following the end of such taxable year until the date of the corrective distribution (the "gap period"). Income allocable to Excess Deferrals shall be computed by either

          (A) using a reasonable method which does not discriminate in favor of Highly Compensated Employees, is used consistently for all Participants and for all corrective distributions under the Plan for the taxable year, and is used by the Plan for allocating income among the accounts of Participants; or

          (B) multiplying the income for the taxable year and for the gap period which is allocable either to Pre-Tax Contributions or vested Company Contributions elected by the Company to be included in the numerator of the ADP, by a fraction -

          (ii) the numerator of which is the Excess Deferrals by the Participant for the taxable year, and

          (iii)  the denominator of which is equal to the sum of

                 (I) as of the beginning of the taxable year, the Participant's Pre-Tax Contribution Account, plus

          (II) for the taxable year and the gap period, the Participant's Pre-Tax Contributions.

     The income allocable to Excess Deferrals for the gap period may be calculated by multiplying ten percent (10%) of the income allocable to Excess Deferrals for the taxable year determined in accordance with subparagraph (B) of this Subsection 17(d)(1) (without taking into account income or contributions for the gap period), by the number of calendar months that have elapsed since the end of the taxable year. For the purpose of determining the number of calendar months that have elapsed since the end of the taxable year, a corrective distribution made on or before the fifteenth day of the month shall be treated as made on the last day of the preceding month and a distribution made after the fifteenth day of the month shall be treated as made on the first day of the next month.

     (2) Income Allocable to Excess Contributions. The income allocable to
         ----------------------------------------
     Excess Contributions is equal to the sum of the allocable gain or loss for the Plan Year and the allocable gain or loss for the gap period. Income allocable to Excess Contributions shall be computed by either

               (A) using a reasonable method which does not discriminate in favor of Highly Compensated Employees, is used consistently for all Participants and for all corrective distributions under the Plan for the Plan Year, and is used by the Plan for allocating income among the accounts of Participants; or

               (B) multiplying the income for the Plan Year and for the gap period which is allocable to Pre-Tax Contributions and vested Company Contributions to the extent elected by the Company to be included in the numerator of the ADP, by a fraction -

               (i) the numerator of which is the Excess Contributions for the Participant for the Plan Year, and

               (ii)   the denominator of which is equal to the sum of

               (I) as of the beginning of the Plan Year, the Participant's Pre-Tax Contributions Account and that portion of the Participant's vested Company Contribution Account attributable to vested Company Contributions elected by the Company to be included in the numerator at the ADP, plus

               (II) for the Plan Year and the gap period, the Participant's Pre-Tax Contributions and vested Company Contributions elected by the Company to be included in the numerator of the ADP.

     The income allocable to Excess Contributions for the gap period may be calculated by multiplying ten percent (10%) of the income allocable to Excess Contributions for the Plan Year determined in accordance with Subparagraph (B) of this Subsection 17(d)(2) (without taking into account income or contributions for the gap period), by the number of calendar months that have elapsed since the end of the Plan Year. For the purpose of determining the number of calendar months that have elapsed since the end of the Plan Year, a corrective distribution made on or before the fifteenth day of the month shall be treated as made on the last day of the preceding month and a distribution made after the fifteenth day of the month shall be treated as made on the first day of the next month.

18.  SECTION  GENERAL PROVISIONS.
              ------------------

          (a)  Plan Mergers. The Plan shall not be merged or consolidated with
               ------------
any other plan, and no assets or liabilities of the Plan shall be transferred to any other plan, unless each Participant would receive a benefit immediately after such merger, consolidation or transfer (if the Plan then terminated) which is equal to or greater than the benefit such Participant would have been entitled to receive immediately before such merger, consolidation or transfer (if the Plan had then terminated).

          (b)  No Assignment of Property Rights. The interest or property rights
               --------------------------------
of any person in the Plan, in the Trust Fund or in any payment to be made under the Plan shall not be assignable nor be subject to alienation or option, either by voluntary or involuntary assignment or by operation of law, including (without limitation) bankruptcy, garnishment, attachment or other creditor's process, and any act in violation of this Subsection 17(b) shall be void. This provision shall not apply to a "qualified domestic relations order" defined in ERISA Section 206(d). The Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Further, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

          (c)  Beneficiary. The "Beneficiary" of a Participant shall be the
               -----------
person or persons so designated by such Participant. Unless it is established to the satisfaction of the Administrator that a Participant has no spouse, the spouse cannot be located, or such other circumstances exist as may be prescribed by Income Tax Regulations promulgated by the Puerto Rico Secretary of the Treasury and/or the United States Department of Labor, the designation of a person other than the Participant's spouse as Beneficiary may be made only with the written consent of the spouse, acknowledging the effect of the designation and witnessed by a Plan representative or a notary public. Any designation which lacks required spousal consent on the date of the Participant's death shall be void, and the Participant shall be deemed to have designated his spouse as Beneficiary. If no Beneficiary has been designated or if the designated Beneficiary is not living when a Plan Benefit is to be distributed, the Beneficiary shall be such Participant's spouse if then living, or if not, his then living children in equal shares or, if there are no such children, her estate. A Participant may revoke and change a designation of a Beneficiary at any time. A designation of a Beneficiary, or any revocation and change thereof, shall be effective only if it is made in writing in a form acceptable to the Administrator and is received by it prior to the Participant's death.

          (d)  Incapacity. If, in the opinion of the Administrator, any person
               ----------
becomes unable to handle properly any property distributable under the Plan, the Administrator may make any arrangement for distribution on her behalf that it determines will be beneficial to her, including (without limitation) distribution to her guardian, conservator, spouse or dependent.

          (e)  Employment Rights. Nothing in the plan shall be deemed to give
               -----------------
any person a right to remain in the employ of the Company or affect any right of the Company to terminate a person's employment with or without cause.

          (f)  Voting Rights. Each Participant (or, in the event of her death,
               -------------
her Beneficiary) shall have the right to direct the Trustee as to the manner in which shares of Stock allocated to her accounts as of the Valuation Date coinciding with or immediately preceding the record date for an annual or special stockholders' meeting of FMC are to be voted on each matter brought before such stockholders' meeting. Before each such meeting of stockholders, FMC shall cause to be furnished to each Participant (or Beneficiary) a copy of the proxy solicitation material, together with a form requesting confidential directions on how such shares of Stock allocated to such Participant's accounts shall be voted on each such matter. Upon timely receipt of such directions the Trustee shall on each such matter vote as directed the number of shares (including fractional shares) of Stock allocated to such Participant's accounts. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including officers or employees of FMC or an affiliate. The Trustee shall vote all unallocated shares for which it has not received direction, as directed by FMC or its delegate.

(g)            Rights on Tender or Exchange Offer. Each Participant (or, in the
               ----------------------------------
event of her death, her Beneficiary) shall have the right, to the extent of the number of shares of Stock (including fractional shares) allocated to her accounts as of the Valuation Date coinciding with or immediately preceding a tender or exchange offer with respect to such shares of Stock, to direct the Trustee in writing as to the manner in which to respond to the tender or exchange offer. FMC shall use its best efforts to timely distribute or cause to be distributed to each Participant (or Beneficiary) such information as will be distributed to stockholders of FMC in connection with any such tender or exchange offer. Upon timely receipt of such instructions, the Trustee shall respond as instructed with respect to such shares of Stock. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person including officers or employees of FMC or an Affiliate. If the Trustee shall not receive timely instruction from a Participant (or Beneficiary) as to the manner in which to respond to such a tender or exchange offer, FMC shall have the right to tender, at its discretion, any unallocated shares of Stock reflecting a Participant's proportional interest in the Stock for which the Trustee has received no direction from the Participant. Any consideration received for stock tendered and sold shall be placed in a separate account in the Stock Fund until the Committee instructs the Trustee as to its further disposition, and, pending receipt of such instructions, the Trustee may temporarily invest any cash consideration in accordance with the provisions of Section 13(e).

          (h)  Account Statements. At least annually, the Company shall furnish
               ------------------
for each Participant an account statement as required by ERISA as of the Valuation Date preceding the date of such statement.

          (i)  Choice of Law. The Plan and all rights thereunder shall be
               -------------
interpreted and construed in accordance with ERISA and, to the extent that state law is not pre-empted by ERISA, the law of the Commonwealth of Puerto Rico.

          (j)  Participation in the Plan by an Affiliate. With the consent of
               -----------------------------------------
the Board, any Affiliate, by appropriate action of its board of directors, a general partner or the sole proprietor, as the case may be may adopt the Plan.

19.                      SECTION  DEFINITIONS.
                                  -----------

          (a)  "Active Participation" means a Participant has a currently
                --------------------
effective election of Pre-Tax Contributions and is eligible to receive allocations of Company Contributions and Forfeitures.

          (b)  "Adjusted Regular Compensation" means the Participant's Regular
                -----------------------------
Compensation reduced by an amount equal to the Dollar Limit, but not more than 10% of his Regular Compensation, as provided in Subsection 2(a).

          (c)  "Affiliate" means any corporation, partnership, or other entity
                ---------
that is:

               (i) a member of a controlled group of corporations of which the Company is a member (as described in Section 414(b) of the United States Internal Revenue Code (the "US-Code");

                    (ii) a member of any trade or business under common control with the Company (as described in Section 414(c) of the US-Code);

                    (iii) a member of an affiliated service group that includes the Company (as described in US-Code Section 414(m)); or

     (iv) an entity required to be aggregated with the Company pursuant to U.S. Treasury Regulations promulgated under Section 414(o) of the US-Code.

          (d)  "After-Tax Contributions" means employee contributions made under
                -----------------------
Subsection 3(g).

          (e)  "After-Tax Contributions Account" means an account maintained for
                -------------------------------
each Participant to which is credited all of her After-Tax Contributions and any earnings, appreciation, or losses attributable thereto.

          (f)  "Aggregate Account" means, with respect to each Participant, the
                -----------------
value of all accounts maintained on behalf of a Participant, whether attributable to Company or employee contributions.

          (g)  "Basic Contributions" means that portion of a Participant's
                -------------------
annualized Pre-Tax Contributions and After-Tax Contributions not in excess of 5% of his Regular Compensation.

          (h)  "Beneficiary" means the person or persons determined pursuant to
                -----------
Subsection 18(c).

          (i)  "Board" means the Board of Directors of the Company.
                -----

          (j)  "Code" means the Puerto Rico Internal Revenue Code of 1994, as
                ----
it may be amended from time to time.

          (k)  "Committee" means the FMC Corporation Employee Welfare Benefits
                ---------
Plan Committee as described in Section 13(g), its authorized delegate and any successor the FMC Corporation Employee Welfare Benefits Plan Committee.

          (l)  "Company" means FMC International AG and any successor to it.
                -------

          (m)  "Company Contributions" means contributions made by the Company
                ---------------------
under Subsection 4(a), but not including Pre-Tax Contributions and After-Tax Contributions.

          (n)  "Company Contributions Account" means an account maintained for
                -----------------------------
each Participant to which is allocated her share of Company Contributions and Forfeitures and all earnings, appreciation or losses attributable thereto.

          (o)  "Distribution Date" means the date, determined pursuant to
                -----------------
Subsection 9(a)(ii), as of which the distribution of a Plan Benefit is made.

          (p)  "Dollar Limit" means $8,000 or the maximum amount in effect of
                ------------
Pre-Tax Contributions excludable from the gross income of a Participant in a given Year as provided in Code Section 1165(e)(7)(A) at any such time, subject to Section 17.

          (I)  "Eligible Employee" means any individual employed by the Company
                -----------------
that is a bona fide resident of Puerto Rico or performs services primarily in the Commonwealth of Puerto Rico pursuant to the provisions of ERISA Section 1022(i)(1), provided that there shall be excluded all leased employees, any individual whose employment is covered by a collective-bargaining agreement unless such agreement expressly provides for participation in the Plan by such employee, any alien nonresident of Puerto Rico and/or the United States, any employee who is an active participant in the FMC Corporation Savings and Investment Plan and any employee who generally resides outside Puerto Rico or whose principal duties generally are performed outside Puerto Rico, as determined by the Administrator.

          An individual's status as an Eligible Employee shall be determined by the Company. Subject to the review procedure described in Section 11, such determination shall be conclusive and binding on all persons.

          (q)  "Employee Rollover Contributions" means amounts contributed to
                -------------------------------
the Trust under Subsection 3(f).

          (r)  "Employee Rollover Contributions Account" means amounts
                ---------------------------------------
contributed to the trust in accordance with Subsection 3(f), and any earnings, appreciation, or losses attributable thereto.

          (s)  "ERISA" means the Employee Retirement Income Security Act of
                -----
1974, as it may be amended from time to time.

          (t)  "FMC" means FMC Corporation, a Delaware corporation.
                ---

          (u)  "Forfeiture" means the portion (if any) of a Participant's
                ----------
Company Contributions Account which is forfeited pursuant to Section 8(b) upon termination of employment.

          (v)  "Highly Compensated Employee" means any Eligible Employee who is
                ---------------------------
more highly compensated than two-thirds of all other Eligible Employees.

          (w)  "Investment Fund" means each investment fund established by the
                ---------------
Administrator or its delegate as an investment media for the Trust Fund. The Administrator or its delegate shall have discretion in establishing and terminating such funds as it shall deem appropriate.

          (x)  "Participant" means an Eligible Employee who has elected to
                -----------
participate in the Plan as provided in Subsection 2(a) or who has transferred to the Trust a Rollover Contribution pursuant to Subsection 3(f).

          (y)  "Participating Employer" means the Company and each other
                ----------------------
Affiliate that adopts the Plan with the consent of the Board, as provided in
Section 18(j).

          (z)  "Plan" means the FMC Puerto Rico Savings and Investment Plan
                ----
(previously known as the FMC Puerto Rico Thrift and Stock Purchase Plan for periods prior to January 1, 2000), as it may be amended from time to time.

          (aa) "Plan Benefit" means the aggregate of any distributions from a
               ------------
Participant's After-Tax Contributions Account, Pre-Tax Contributions Account, Company Contributions Account, and Rollover Contribution Account to which she becomes entitled under Section 8(a) upon termination of employment or upon becoming permanently and totally disabled.

          (bb) "Plan Year" means a period of 12 consecutive months beginning on
                ---------
January 1st.

          (cc) "Pre-Tax Contributions" means amounts contributed to the Trust
                ---------------------
as elected by Participants under Subsection 3(a).

          (dd) "Pre-Tax Contributions Account" means an account maintained for
                -----------------------------
each Participant, and any earnings, appreciation, or losses attributable thereto.

          (ee) "Profits" means the sum of consolidated net income of the Company
                -------
and the after-tax cost of interest on all short-term and long-term debt of the Company. To the extent authorized by the Administration there shall be excluded from "Profits" all losses, income or gain resulting from discontinued operations, disposal of discontinued operations, extraordinary items and changes in accounting practices.

          (ff) "Regular Compensation" means the total compensation paid by the
                --------------------
Company or a Participating Employer to an Employee for each Plan Year that is currently includible in gross income for Puerto Rico income tax purposes:

               (i)  including:  overtime, administrative and discretionary
                    ---------
     bonuses (including completion bonuses, gainsharing bonuses and performance related bonuses); sales incentive bonuses; field premiums; back pay and sick pay; plus the Employee's Pre-Tax Contributions and amounts contributed to a plan described in United States Internal Revenue Code of 1986 Sections 125 or 132; and the 9/12 of the incentive compensation (including management incentive bonuses paid in both cash and restricted stock and local incentive bonuses) paid during the Plan Year for services rendered in the preceding Plan Year, and the 3/12 of the incentive compensation (of the same types) paid during the preceding Plan Year for services rendered in the Plan Year preceding the preceding Plan Year (unless, for periods beginning on or after February 1, 2000, the Participant elects all such incentive compensation paid for prior Plan Years to be included in Regular Compensation for the prior Plan Years, or unless the Participant elects that no such incentive compensation will be included in his or her Regular Compensation);

               (ii) but excluding:  hiring bonuses; stay bonuses; retention
                    -------------
     bonuses; awards (including safety awards, "Gutbuster" awards and other similar awards); amounts received as deferred compensation; disability payments from insurance or the Long-Term Disability Plan for Employees of FMC Corporation; workers' compensation benefits; state disability benefits; flexible credits (i.e., wellness awards and payments for opting out of
                       ----
     benefit coverage); expatriate premiums; grievance or settlement pay; pay in lieu of notice; severance pay; accrued (but not earned) vacation; other special payments such as reimbursements, relocation or moving expense allowances; stock options or other stock-based compensation (except as provided above); effective January 1, 2000, any gross-up paid by a Participating Employer on any amount paid that is Regular Compensation (as defined herein); other distributions that receive special tax benefits; any amounts paid by a Participating Employer to cover an Employee's FICA tax obligation as to amounts deferred or accrued under any nonqualified retirement plan of a Participating Employer; and any gross-up paid by a Participating Employer on any amount paid that is not Regular Compensation (as defined herein).

               Notwithstanding anything herein to the contrary, no amounts paid to a Participant more than 30 days after his or her termination of employment with the Company or a Participating Employer will be considered Regular Compensation.

               A Participant's Regular Compensation will be conclusively determined according to the Company's records.

          (gg) "Stock" means the common stock of FMC.
                -----

          (hh) "Stock Fund" means an investment fund established and maintained
                ----------
by the Trustee as part of the Trust Fund. Any contributions to the Plan placed in the Stock Fund, and all dividends, other earnings and appreciation attributable thereto, shall be invested only in Stock.

          (ii) "Trust" means the trust established by the Trust Agreement.
                -----
"Trust Agreement" means the trust agreement or agreements, as amended from time to time, entered into by the Committee and the Trustee pursuant to Subsection 13(h). "Trustee" means the trustee or trustees at any time appointed by the Committee pursuant to Subsection 13(h). "Trust Fund" means the trust fund established and maintained by the Trustee to hold all assets of the Plan pursuant to the Trust Agreement.

          (jj) "Valuation Date" means the date as of which the Trustee shall
                --------------
determine the value of the assets in the Trust Fund for purposes of determining the value of each Participant's account, which shall be each business day in accordance with the rules applied in a consistent and uniform basis.

          (kk) "Year" means a calendar year.
                ----

          (ll) "Year of Service" means calendar months of employment by the
                ---------------
Company or an affiliate (including any interruption of employment up to 12 months) divided by 12. A partial month shall be counted as a whole month, and any fractional Year of Service shall be ignored. "Year of Service" shall not include (i) any period in excess of 12 months for which the individual does not receive Regular Compensation, including (without limitation) any leave of absence without pay or (ii) any other interruption of employment in excess of 12 months.

20.                          SECTION  EXECUTION.
                                      ---------

         To record the adoption of the Plan to read as set forth herein, FMC International, AG has caused an authorized member of the Committee to execute the same the 20/th/ day of March, 2000.



                                         By: /s/ Thomas Hester
                                            ----------------------------------
                                                      Member, Employee Welfare
                                                       Benefits Plan Committee